UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2014

Sucampo Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33609	30-0520478
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4520 East-West Highway, 3rd Floor Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 961-3400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 15, 2014, Sucampo Pharmaceuticals, Inc. (the “Company”) received an approval letter (“Approval Letter”) from the U.S. Food and Drug Administration (“FDA”) to its prior approval supplement (“PAS”) in response to FDA’s review of the revised Drug Master File (“DMF”) of R-Tech Ueno, Ltd. (“R-Tech”).  The Approval Letter provides for the addition of Nitto Medic, 1-14-1 Yasuuchi, Yatsuo-machi, Toyama-shi, Toyama, Japan as a new production site for Rescula (unoprostone isopropyl ophthalmic solution) 0.15%. The Company has adequate supply of RESCULA to be able to supply the US market into the first quarter of 2015.

The information in this Item 8.01 to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.

Date: July 22, 2014	By:		/s/ THOMAS J. KNAPP
		Name:	Thomas J. Knapp
		Title:	Executive Vice President, Chief Legal Officer & Corporate Secretary